Investor Presentation November 2024

2 Safe Harbor Statement Statements contained herein or in prior press releases which are not historical fact, such as statements regarding our future operating and financial performance, are forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties that may cause our actual results to be materially different from the future results expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from those expectations include, but are not limited to, our ability to manage wireless network rationalization to lower our costs without causing disruption of service to our customers; our ability to retain key management personnel and to attract and retain talent within the organization; the productivity of our sales organization and our ability to deliver effective customer support; economic conditions such as recessionary economic cycles, higher interest rates, inflation and higher levels of unemployment; risks related to our overall business strategy, including maximizing revenue and cash generation from our established businesses and returning capital to stockholders through dividends and repurchases of shares of our common stock; competition for our services and products from new technologies or those offered and/or developed from firms that are substantially larger and have much greater financial and human capital resources; continuing decline in the number of paging units we have in service with customers, commensurate with a continuing decline in our wireless revenue; our ability to address changing market conditions with new or revised software solutions; undetected defects, bugs, or security vulnerabilities in our products; our dependence on the U.S. healthcare industry; the sales cycle of our software solutions and services can run from six to eighteen months, making it difficult to plan for and meet our sales objectives and bookings on a steady basis quarter-to-quarter and year-to-year; our reliance on third-party vendors to supply us with wireless paging equipment; our ability to maintain successful relationships with our channel partners; our ability to protect our rights in intellectual property that we own and develop and the potential for litigation claiming intellectual property infringement by us; our use of open source software, third-party software and other intellectual property; the reliability of our networks and servers and our ability to prevent cyberattacks and other security issues and disruptions; our reliance on data centers and other systems and technologies provided by third parties, and technology systems and electronic networks supplied and managed by third parties; cyberattacks, data breaches or other compromises to our or our critical third parties' systems, data, products or services; our ability to realize the benefits associated with our deferred income tax assets; future impairments of our long-lived assets or goodwill; risks related to data privacy and protection-related laws and regulation; and our ability to manage changes related to regulation, including laws and regulations affecting hospitals and the healthcare industry generally, as well as other risks described from time to time in our periodic reports and other filings with the Securities and Exchange Commission. Although Spok believes the expectations reflected in the forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained. Spok disclaims any intent or obligation to update any forward-looking statements.

Our Mission & Investment Highlights

Strategic Goal: Run the business profitably and generate cash Returning capital to stockholders is our goal as well as our legacy ▪ More than $690 million returned to stockholders since 2004 ▪ 2022 capital return - $25.0 million ▪ 2023 capital return - $25.6 million ▪ Expected 2024 capital return - $26+ million Focus on maximizing cash over the long term ▪ Incremental investments in wireless and software solutions ▪ Growing our revenue base ▪ Efficient expense management ▪ Stockholder-friendly capital allocation 4 $9.8 $10.0 $25.0 $25.6 $20.0 YTD $26.4 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 2020 2021 2022 2023 2024 E Cash Returned to Stockholders – Dividends ($ millions)

Key Investment Highlights Significant Annual Free Cash Flow Generation and Strong Balance Sheet Substantial cash flow being returned to shareholders through considerable quarterly dividend, no debt Software Operations Bookings Momentum, Large Identified Pipeline Expanding software pipeline converting to growth in sales Stable Re-occurring Software Maintenance and Wireless Segment Revenue 80+% of Spok’s revenue is re-occurring in nature due to maintenance revenue from contact center and wireless paging revenue Long-standing Customer Relationships with the “Best Hospitals” Nine of the Top 10 U.S. News & World Report’s Children’s Hospitals and 18 of the Top 20 Adult Hospitals are Spok customers, with an average tenure of 26 years 5 2 3 1 Clear Roadmap Developed to Execute Strategy Multiple avenues of organic and inorganic growth across new and existing customers and product development 4 5

Continuing History of Service and Commitment

Key Facts

Leader in healthcare communications - A clinical communications & collaboration solution provider. Significant experience integrating to **critical hospital contact centers, EHRs and many other core healthcare information systems. We continue to invest in and enhance our solutions.**

Largest paging carrier in the U.S. with approximately 730K pagers.

Blue chip and sticky customer base with **2,200+ hospitals** in total.

Spok has built **intellectual property** via **decades of R&D investments.**

Operational excellence in execution, generating free cash flow while debt free and paying little in taxes.

Pioneer in healthcare communications, putting the customer first in all we do, honoring our core values and good business ethics.

Spok By The Numbers

$139.0M 2023 Revenue	**$112.9M** 2023 Reoccurring Revenue[1]	**80%+** Percent of Revenue Is Reoccurring[1]
~730K Wireless Units in Service As of 9/30/24	**$0** Total Debt	**2,200+** Hospitals use Spok Communications

Spok's Integrated Solution Ecosystem



Spok Care Connect®
EHR integration
Contact center
On-call scheduling
Enterprise web directory
Interactive speech
Secure texting
Encrypted paging
Test results
Orders routing
Clinical alerting
Facility alarms
Incident management

[1] Company classifies reoccurring revenue as revenue from Spok Care Connect maintenance and Wireless.

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Our Plan Growth in value and return of capital 7 Long-term objective • Growing cash flow while growing our top line with growth in software revenue Short-term energy focus 1. Software Bookings: Achieve plan and show YoY growth 2. Product Roadmap Progress: Demonstrable benefit to the business and future sales 3. Wireless Revenue Stabilization: Positive UIS variance and positive ARPU a) Price increases b) GenA pager placements with related ARPU uplift

8 Healthcare responds to fiscal challenges Changes in economic conditions Fiscal alignment of healthcare IT strategy ⚫ Staff Shortages (Nursing, IT and others) ⚫ High Labor Costs ⚫ Higher Capital Cost/Reduced Capital Spending ⚫ High Inflation ⚫ Economic Recession ⚫ Thinner Margins ⚫ Tighter IT Budgets ⚫ Reduce, eliminate or postpone new IT initiatives ⚫ Maintain existing information systems investments ⚫ Maintain supported versions/prevent Cyber risks ⚫ Maximize value of current assets/investments ⚫ Implement unutilized capabilities/Improve ROI

9 Spok responds to fiscal challenges New product release cadence Provide 3- or 5-year managed maintenance & services agreement ⚫ Limit costly major upgrades to a 3- to 4-year cycle ⚫ Deliver product enhancements releases twice/year with minor in-place upgrades ⚫ Perform benefit realization assessment to identify unrealized ROI ⚫ Established pre-planned upgrade roadmap, ensuring benefit realization with minimum disruption ⚫ Ensure OS, DB and 3rd party components are supported minimizing Cyber risk and enhancing system availability ⚫ Maximize Value and Smooth Out Expenses with level billing across contract period ⚫ Inflation protection with no pricing increases during contract period

10 Spok Earns Top Client Satisfaction Scores for Seventh Consecutive Year Overall rank Vendor Total No. 1 criteria ranks 1 Spok 12 2 PerfectServe 4 3 Andor Health(Virtual Healthcare Platform) 0 4 Ascom 0 5 Mobile Heartbeat 1 6 TigerConnect 0 7 Epic Secure Chat 0 8 Oracle Health 1 © 2024 Black Book Research LLC | Published: March 2024, Clinical Communications Platforms

Customer Software Wireless Tenure 11 Longstanding Customer Relationships…  22  31 -- -- --   45  30   28  31  33  7 Arizona Customer Software Wireless Tenure  11   28   23   21  21   17 -- -- --  19 Top 20 adult hospitals (2024-2025) Customer Software Wireless Tenure  15   38   22 --   26  36   28 -- -- -- Top 10 children’s hospitals (2024-2025) * Spok has an average relationship tenure of 26 years with the U.S. News & World Report’s “Best Hospitals” 28   15 Rochester   38    22 39 

12 Q1 2024 US health systems/ hospitals by lines of business* 1023 Wireless Only 55%454 Software Only 25% 373 Both 20% 1,850 total Spok customers Total Population 7,129 26% Market Penetration 5% 30% 1-199 Beds 276 customers 50% 200-599 Beds 389 customers 600+ Beds 162 customers 5,464 1,286 324 Software market share by bed size* *Preliminary 2024 assessment based on Company estimates. Subject to change. Sources • Active Maintenance/Subscription • Active Wireless Subscribers • Mapped to Definitive Healthcare ID • Country = US • Quarter End • Salesforce, BOSS, Definitive Healthcare Conditions

Spok Leadership Team Sharon Woods Keisling Corporate Secretary and Treasurer Renee Hall Chief Compliance Officer VP of Human Resources Tim Tindle Chief Information Officer Vince Kelly Chief Executive Officer Mike Wallace President and Chief Operating Officer Mick Ling Vice President of Maintenance Revenue Calvin Rice Chief Financial Officer Jonathan Wax EVP of Global Sales 13

Business Strategy

Overall Strategy Critical Communications Purpose Built Over Time Evolution of Spok • Acquiring new customers by further penetrating the hospitals domestically with significant opportunity outside the U.S. • Continuing to expand relationships within the existing customer base with additional R&D spend in Spok Care Connect to tackle technical debt and development of enhanced features Grow software revenue and bookings through effective delivery of existing solutions 1 Maximize Free Cash Flow 3 Minimize churn and revenue erosion in wireless products 2 • Maximize existing revenue sources in both our Software and Wireless businesses • Eliminated all expenses related to the discontinued Spok Go product • At current, reduce all costs associated with scaling of the business • Valuable wireless presence in the healthcare market, particularly in larger hospitals ̶ Comprehensive suite of wireless messaging products and services focused on healthcare • Network reliability and customer service minimizes the rate of revenue attrition • Decreasing wireless cost structure and consolidated operations ensures the lowest cost operational platform for the business • Development of the GenA pager to increase functionality, drive retention, and increase ARPU. Wireless Spok Care Connect 15

Software Strategy • With Spok Care Connect, the contact center is the base, with products like Messenger and Spok Mobile® sold as accessories to our contact center solution, which are all on-premise solutions Wireless Integration Spok Care Connect… …Product Direction • With the pivot from Spok Go, renewed work on enhancements of the Product suite to drive meaningful value for customers while taking advantage of the valuable franchise built with large hospitals • Development of a hosted version of Spok Care Connect Suite to better serve the smaller sized hospitals • Over time, development of more efficient architecture for our Spok Care Connect solutions to drive efficiency across the entire organization, including Product & Development, Professional Services and Customer Support • Wireless is compatible with Spok Care Connect, providing a comprehensive communication strategy for hospitals • Use smartphone, Wi-Fi phone, or tablet to access the organization’s directory and send secure messages to any staff member, including the right on-call clinicians • Support a wide variety of smartphones, pagers, and other devices for maximum flexibility • Spok has been successful in selling upgrades and multi-year engagements to lock in our Blue Chip customer base for the long haul • The core services such as the directory, on-call scheduling, and message routing are embedded within all the contact center solutions 16

Wireless Strategy

Maximize Margins Through Cost Savings

Network Rationalization Plan

The Company has ongoing efforts to manage network capacity and to improve overall network efficiency by consolidating subscribers onto fewer, higher capacity networks with increased transmission speeds

Overhead

Cost management effort focused on rightsizing and headcount reduction

Maximize Margins Through Rate Increases

Nominal Rate Increases

Balance risk of returns, inflation, margin erosion with periodic small rate increases

Release New Products

- To mitigate wireless subscriber erosion and provide uplift to ARPU, the Company launched a new pager (GenA™ Pager)
  - New user interface is intuitive to users with smartphone UI
- Development started mid-2020 of a next generation one-way pager to replace the current T5 and a very modest investment spōk
Fri Nov 27 2020
08:01 AM
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GenA Pager

Spok continues to maximize Wireless cash flow by pursuing a strategy of simultaneously minimizing churn and revenue erosion while maximizing margins through network cost reduction efforts

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61% H e a l t h c a r e Other Large Enterprise Government 2012 18 Focus on Healthcare 85% H e a l t h c a r e Government Large Enterprise Other 2024 Percentage of revenue

19 Spok Care Connect Market Size 4.2 billion By 2030 (2023 $1.9B) Total Addressable Market 11.6 CAGR from 2023 to 2030 Growth Rate Largest Market 30% 570 million In 2023 North America Market Size

Spok Care Connect Competitive Positioning KEY VALUE PROPOSITIONS ✓ Strategic partner that solves enterprise challenges from one platform allowing the right message to get to the right person on the right device ✓ Source of truth, especially in complex IDNs, for the directory and on-call schedules ✓ Interoperability is at the core of Spok’s mission to connect many systems to the required endpoints On Call Scheduling Clinical Alerting System Care Coordination Contact Center Solutions 20

Spok Care Connect Operations Bookings Historical Bookings performance highlights potential Company places focus on Spok Go Selling and Marketing efforts Strategic Pivot reorients focus on Core Product offerings and future growth $33.2 $35.1 $45.1 $38.6 $33.6 $38.9 $39.5 $36.5 $27.3 $21.2 $24.7 $30.1 0 5 10 15 20 25 30 35 40 45 50 2012A 2013A 2014A 2015A 2016A 2017A 2018A 2019A 2020A 2021A 2022A 2023A Operations Bookings (1)Excludes $1.1 and $2.5 million of Spok Go Bookings in 2020 and 2021, respectively (1) (1) (Dollars in millions)

Spok Care Connect Highly Profitable Reoccurring Maintenance Revenue Post acquisition of Amcom, expansion of reoccurring maintenance attributable to growth in license sales and focus on Spok Care Connect Company places focus on Spok Go Selling and Marketing efforts While revenue is flat in the near term, expectation is for growth based on performance of Operations Bookings (previous slide) $25.9 $27.9 $30.8 $34.4 $37.1 $38.7 $39.1 $40.4 $38.6 $38.0 $36.9 $37.0 0 5 10 15 20 25 30 35 40 45 2012A 2013A 2014A 2015A 2016A 2017A 2018A 2019A 2020A 2021A 2022A 2023A Maintenance Revenue (Dollars in millions)

Financials

Third Quarter 2024 Financial Results Company executing on strategic business plan generating $11.3 million of YTD GAAP net income, and $22.1 million of YTD adjusted EBITDA 24 For the Three Months Ended September 30, For the Nine Months Ended September 30, 2024 2023 2024 2023 Total Revenue $34.9 $35.4 $103.8 $105.1 Wireless $18.3 $19.0 $55.2 $56.9 Software $16.6 $16.4 $48.6 $48.2 Adjusted EBITDA(1) $7.5 $8.4 $22.1 $23.8 • Wireless average revenue per unit continues upward trends, up to $7.95, a 4.7% year-over-year increase • Cash and equivalents balance of $27.8 million at September 30, 2024 (Dollars in millions) (1) Adjusted EBITDA represents net income/(loss) before interest income/expense, income tax benefit/expense, depreciation, amortization and accretion expense, stock-based compensation expense, impairment of intangible assets, effects of capitalized software development costs, capital expenditures, and severance and restructuring costs.

2024 Third Quarter Sales Highlights • Software operations bookings increased nearly 65% from the third quarter of 2023 • Bookings included 24 six-figure customer agreements, double the amount generated in the prior quarter • Software backlog up more than 19% from third quarter 2023 • October 2024 already off to a strong start 25

26 Balance Sheet • Exceptionally clean and simple balance sheet • No debt • Common stock only • $27.8 million of cash and equivalents • Significant deferred tax assets to shield income from taxes for many years

2024 Financial Outlook Current Guidance From To Total Revenue: $136.0 $144.0 Wireless Revenue $72.0 $75.0 Software Revenue $64.0 $69.0 Adjusted EBITDA(1) $27.5 $32.5 (1) Adjusted EBITDA represents net income/(loss) before interest income/expense, income tax benefit/expense, depreciation, amortization and accretion expense, stock-based compensation expense, impairment of intangible assets, effects of capitalized software development costs, capital expenditures, and severance and restructuring costs.

Capital Allocation

Capital Allocation Return of Capital • Higher $1.25 annual dividend since February 2022 • Opportunistic capital deployment for shareholder value via share repurchase authorization – current basket of $10.0 million M&A • Not a current focus/priority • Will be opportunistic for potential to leverage our cash flow prioritization strategy Internal Investment • Product innovation and technology expansion with our Spok Care Connect Suite to grow software revenue • Automation and efficiency initiatives

30 History of Adjusted FCF generation and return of capital • Since the 2004 merger, Spok has generated over $1 billion in cumulative free cash flow. • Both our Wireless and Software businesses drive significant FCF and allow for the continued investment in our software business. 30 0 200 400 600 800 1000 1200 Cumulative Adjusted Free Cash Since 2004 Merger Long-term Debt Repayment Distributions to Stockholders Stock Repurchase Acquisitions* Cash Balance $1,034.6 Spok Holdings, Inc. Cumulative Adjusted Free Cash Generated Since 2004 Merger as of 9/30/2024 (in millions) $191.9 $578.2 $115.5 $121.2 $27.8 *Amcom Software = $118.2 million actual cash invested exclusive of debt; IMCO CTRM application = $3.0 million.

Wrap-Up Enormous customer base and strong relationships with leading healthcare providers Largest wireless paging network in the country with 730,000 units in service No debt, $27.8 million cash balance, significant deferred tax assets, substantial dividend yield currently Stable re-occurring wireless and software maintenance revenue with opportunities to grow total revenue 31

Thank you 32